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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We consent to the inclusion in this registration statement on Form S-1 (File
No.         ) of our report dated August 28, 1997, on our audit of the financial statements of Hybrid Networks, Inc. We also consent to the references to our firm under the captions "Experts" and "Selected Financial Data."

                                          Coopers & Lybrand L.L.P.

San Jose, California
September 19, 1997